SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 14, 2003

PATH 1 NETWORK TECHNOLOGIES INC.

(Exact name of registrant as specified in Charter)

Delaware	000-30928	13-3989885
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6215 Ferris Square, Suite 140, San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 450-4220

Item 7.    Financial Statements and Exhibits

(c)	Exhibits

Exhibit

99.1	Press release issued by Path 1 Network Technologies Inc. on August 13, 2003, announcing financial results for the three months ended June 30, 2003.

Item 12.    Results of Operation and Financial Condition

Path 1 Network Technologies Inc. announced its financial results for the three months ended June 30, 2003, in a press release dated August 13, 2003, attached hereto as Exhibit 99.1.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATH 1 NETWORK TECHNOLOGIES INC.

Dated: August 14, 2003	By:	/s/ Frederick A. Cary
Frederick A. Cary President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description of Document
99.1	Press release issued by Path 1 Network Technologies Inc. on August 13, 2003, announcing financial results for the three months ended June 30, 2003.

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